Exhibit 99.1

JOINT FILING AGREEMENT

JOINT FILING AGREEMENT, dated as of April 14, 2014, by and among (i) WAB Holdings LLC, a Delaware limited liability company (“WAB Holdings”); (ii) Walgreens Pharmacy Strategies, LLC, an Illinois limited liability company (“WPS”); (iii) Bond Drug Company of Illinois, LLC, an Illinois limited liability company (“Bond Drug”); (iv) Walgreen Eastern Co., Inc., a New York corporation (“WEC”); (v) Walgreen Arizona Drug Co., an Arizona corporation (“WADC”); (vi) Walgreen Hastings Co., a Nebraska corporation (“WHC”); (vii) Walgreen Co., an Illinois corporation (“Walgreen”); (viii) Alliance Boots Luxembourg S.à r.l, a Luxembourg société à responsabilité limitée (limited liability company) (“AB Luxembourg”); (ix) Alliance Boots Holdings Limited, a private limited liability company organized under the laws of England and Wales (“AB Holdings”); (x) AB Acquisitions UK Holdco 7 Limited, a private limited liability company organized under the laws of England and Wales (“AB UK Holdco 7”); (xi) AB Acquisitions Limited, a private limited liability company organized under the laws of England and Wales (“AB Acquisitions”); (xii) Alliance Boots International Limited, a private limited liability company organized under the laws of England and Wales (“AB International”); (xiii) Alliance Boots Limited, a private limited liability company organized under the laws of England and Wales (“AB Limited”); (xiv) AB Acquisitions UK Topco Limited, a private limited liability company organized under the laws of England and Wales (“AB UK Topco”); (xv) AB Acquisitions Luxco 1 S.à r.l., a Luxembourg société à responsabilité limitée (limited liability company) (“AB Luxco 1”); (xvi) Alliance Boots GmbH, a Swiss Gesellschaft mit beschränkter Haftung (limited liability company) (“Alliance Boots”); (xvii) AB Acquisitions Holdings Limited, a private company limited by shares organized under the laws of Gibraltar (“AB Gibco”); (xviii) Alliance Santé Participations S.A., a Luxembourg société anonyme (corporation) (“ASP”); (xix) NEWCIP S.A., a Luxembourg société anonyme (corporation) (“NEWCIP”); (xx) Stefano Pessina, a Monaco citizen (“Pessina”); (xxi) KKR Sprint (2006) Limited, a Cayman Islands exempted limited company (“KKR Sprint 2006”); (xxii) KKR 2006 Fund (Overseas), Limited Partnership, a Cayman Islands exempted limited partnership (“KKR 2006 Fund Overseas LP”); (xxiii) KKR Associates 2006 (Overseas), Limited Partnership, a Cayman Islands exempted limited partnership (“KKR Associates 2006 Overseas LP”); (xxiv) KKR 2006 Limited, a Cayman Islands exempted limited company; (xxv) KKR Sprint (European II) Limited, a Cayman Islands exempted limited company (“KKR Sprint European II”); (xxvi) KKR European Fund II, Limited Partnership, a Cayman Islands exempted limited partnership (“KKR European Fund II”); (xxvii) KKR Associates Europe II, Limited Partnership, a Cayman Islands exempted limited partnership (“KKR Associates Europe II”); (xxviii) KKR Europe II Limited, a Cayman Islands exempted limited company; (xxix) KKR Sprint (KPE) Limited, a Cayman Islands exempted limited company (“KKR Sprint KPE”); (xxx) KKR PEI Investments, L.P., a Guernsey limited partnership (“KKR PEI Investments”); (xxxi) KKR PEI Associates, L.P., a Guernsey limited partnership (“KKR PEI Associates”); (xxxii) KKR PEI GP Limited, a Cayman Islands exempted limited company (“KKR PEI GP”); (xxxiii) KKR Fund Holdings LP, a Cayman Islands exempted limited partnership (“KKR Fund Holdings”); (xxxiv) KKR Fund Holdings GP Limited, a Cayman Islands exempted limited company (“KKR Fund Holdings GP”); (xxxv) KKR Group Holdings L.P., a Cayman Islands exempted limited partnership (“KKR Group Holdings”); (xxxvi) KKR Group Limited, a Cayman Islands exempted limited company (“KKR Group”); (xxxvii) KKR & Co. L.P., a Delaware limited partnership (“KKR & Co.”); (xxxviii) KKR Management LLC, a Delaware limited liability company (“KKR Management”); (xxxix) Henry R. Kravis, a United States citizen; and (xl) George R. Roberts, a United States citizen. WAB Holdings, WPS, Bond Drug, WEC, WADC, WHC, Walgreen, AB Luxembourg, AB Holdings, AB UK Holdco 7, AB Acquisitions, AB International, AB Limited, AB UK Topco, AB Luxco 1, Alliance Boots, AB Gibco, ASP, NEWCIP, Pessina, KKR Sprint 2006, KKR 2006 Fund Overseas LP, KKR Associates 2006 Overseas LP, KKR 2006 Limited, KKR Sprint European II, KKR European Fund II, KKR Associates Europe II, KKR Europe II Limited, KKR Sprint KPE, KKR PEI Investments, KKR PEI Associates, KKR PEI GP, KKR Fund Holdings, KKR Fund Holdings GP, KKR Group Holdings, KKR Group, KKR & Co., KKR Management, Mr. Kravis and Mr. Roberts are collectively referred to as the “Reporting Persons.”

WHEREAS, each of the Reporting Persons beneficially owns (or may be deemed to beneficially own, as applicable) shares of common stock, par value $0.01 per share (“Common Stock”), of AmerisourceBergen Corporation, a Delaware corporation (the “Issuer”); and

WHEREAS, the Reporting Persons may be deemed to constitute a “group” with respect to the beneficial ownership of the Common Stock for purposes of Rule 13d-1 and Schedule 13D promulgated by the Securities and Exchange Commission.

NOW, THEREFORE, the parties hereto agree as follows:

1. The Reporting Persons (collectively, the “Reporting Group”) shall prepare a single statement containing the information required by Schedule 13D with respect to their respective interests in the Common Stock, including any amendments thereto (the “Reporting Group Schedule 13D”), and the Reporting Group Schedule 13D shall be filed on behalf of each of them.

2. Each member of the Reporting Group shall be responsible for the timely filing of the Reporting Group Schedule 13D and any necessary amendments thereto, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party contained therein, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

3. This Agreement shall continue unless terminated by any party hereto.

4. Thomas J. Sabatino, Jr., Marco Pagni and David J. Sorkin shall be designated as the persons authorized to receive notices and communications with respect to the Reporting Group Schedule 13D and any amendments thereto.

5. This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

WAB HOLDINGS LLC

/s/ Dan Morrell
Name:	Dan Morrell
Title:	Manager

WALGREENS PHARMACY STRATEGIES, LLC

/s/ Rick J. Hans
Name:	Rick J. Hans
Title:	Vice President and Treasurer

BOND DRUG COMPANY OF ILLINIOIS, LLC

/s/ Rick J. Hans
Name:	Rick J. Hans
Title:	Vice President and Treasurer

WALGREEN EASTERN CO., INC.

/s/ Rick J. Hans
Name:	Rick J. Hans
Title:	Vice President and Treasurer

WALGREEN ARIZONA DRUG CO.

/s/ Rick J. Hans
Name:	Rick J. Hans
Title:	Vice President

WALGREEN HASTINGS CO.

/s/ Rick J. Hans
Name:	Rick J. Hans
Title:	Vice President

WALGREEN CO.

/s/ Thomas J. Sabatino, Jr.
Name:	Thomas J. Sabatino, Jr.
Title:	Executive Vice President, General Counsel and Corporate Secretary

ALLIANCE BOOTS LUXEMBOURG S.À R.L.

/s/ Wolfgang Zetter
Name:	Wolfgang Zetter
Title:	A Gérant (A Manager)

/s/ Jean-Paul Goerens
Name:	Jean-Paul Goerens
Title:	B Gérant (B Manager)

ALLIANCE BOOTS HOLDINGS LIMITED

/s/ Frank Standish
Name:	Frank Standish
Title:	Director

/s/ Martin Delve
Name:	Martin Delve
Title:	Director

AB ACQUISITIONS UK HOLDCO 7 LIMITED

/s/ Frank Standish
Name:	Frank Standish
Title:	Director

/s/ Martin Delve
Name:	Martin Delve
Title:	Director

AB ACQUISITIONS LIMITED

/s/ Frank Standish
Name:	Frank Standish
Title:	Director

/s/ Martin Delve
Name:	Martin Delve
Title:	Director

ALLIANCE BOOTS INTERNATIONAL LIMITED

/s/ Stefano Pessina
Name:	Stefano Pessina
Title:	Director

/s/ Marco Pagni
Name:	Marco Pagni
Title:	Director

ALLIANCE BOOTS LIMITED

/s/ Frank Standish
Name:	Frank Standish
Title:	Director

/s/ Martin Delve
Name:	Martin Delve
Title:	Director

AB ACQUISITIONS UK TOPCO LIMITED

/s/ Frank Standish
Name:	Frank Standish
Title:	Director

/s/ Martin Delve
Name:	Martin Delve
Title:	Director

AB ACQUISITIONS LUXCO 1 S.À R.L.

/s/ Wolfgang Zetter
Name:	Wolfgang Zetter
Title:	A Gérant (A Manager)

/s/ Jean-Paul Goerens
Name:	Jean-Paul Goerens
Title:	B Gérant (B Manager)

ALLIANCE BOOTS GMBH

/s/ Stefano Pessina
Name:	Stefano Pessina
Title:	Director

/s/ Marco Pagni
Name:	Marco Pagni
Title:	Director

AB ACQUISITIONS HOLDINGS LIMITED

/s/ Stefano Pessina
Name:	Stefano Pessina
Title:	Director

/s/ Marco Pagni
Name:	Marco Pagni
Title:	Director

ALLIANCE SANTÉ PARTICIPATIONS S.A.

/s/ Stefano Pessina
Name:	Stefano Pessina
Title:	Administrateur (Director)

/s/ Jean-Paul Goerens
Name:	Jean-Paul Goerens
Title:	Administrateur (Director)

NEWCIP S.A.

/s/ Stefano Pessina
Name:	Stefano Pessina
Title:	Administrateur (Director)

/s/ Jean-Paul Goerens
Name:	Jean-Paul Goerens
Title:	Administrateur (Director)

/s/ Stefano Pessina
STEFANO PESSINA

KKR SPRINT (2006) LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR 2006 FUND (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR Associates 2006 (Overseas), Limited Partnership, its general partner

By:	KKR 2006 Limited, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR ASSOCIATES 2006 (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR 2006 Limited, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR 2006 LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR SPRINT (EUROPEAN II) LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR EUROPEAN FUND II, LIMITED PARTNERSHIP

By:	KKR Associates Europe II, Limited Partnership, its general partner

By:	KKR Europe II Limited, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR ASSOCIATES EUROPE II, LIMITED PARTNERSHIP

By:	KKR Europe II Limited, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR EUROPE II LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR SPRINT (KPE) LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR PEI INVESTMENTS, L.P.

By:	KKR PEI Associates, L.P., its general partner

By:	KKR PEI GP Limited, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR PEI ASSOCIATES, L.P.

By:	KKR PEI GP Limited, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR PEI GP LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR FUND HOLDINGS L.P.

By:	KKR Fund Holdings GP Limited, a general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR GROUP LIMITED

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Director

KKR & CO. L.P.

By:	KKR Management LLC, its general partner

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact for William J. Janetscheck, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Richard J. Kreider
Name:	Richard J. Kreider
Title:	Attorney-in-fact